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REAL ESTATE

MIDLAND LOAN SERVICES

ANNUAL STATEMENT OF COMPLIANCE

of

PNC BANK, NATIONAL ASSOCIATION

d/b/a MIDLAND LOAN SERVICES

Pursuant to the requirements of the applicable Servicing Agreement for the transactions listed on Schedule I hereto, the undersigned, David D. Spotts, as Executive Vice President of Midland Loan Services, a division of PNC Bank, National Association, hereby certifies, subject to any limitations listed on Schedule I hereto, as of the date hereof, solely in his capacity as an officer and not in his individual capacity, as follows:

1.        A review of the Servicer’s activities during the calendar year 2023 (the “Reporting Period”) and of its performance under the Servicing Agreement has been made under the undersigned officer’s supervision; and

2.        To the best of the undersigned officer’s knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Servicing Agreement in all material respects throughout the Reporting Period.

Dated: February 22, 2024

Midland Loan Services, a division of

PNC Bank, National Association

/s/ David D. Spotts

David D. Spotts

Executive Vice President

Member of The PNC Financial Services Group

10851 Mastin Boulevard Overland Park, Kansas 66210

800-327-8083

www.pnc.com/midland

Schedule I

GS Mortgage Securities Corp II

Recipient Role	Deal Name	Series Number	Midland Role
Depositor	GS Mortgage Securities Corporation II	Series 2010-C2	Special Servicer
Depositor	GS Mortgage Securities Corporation II	Series 2013-GCJ16	None

Primary Servicer of the Miracle Mile loan under the COMM 2013-CCRE12 PSA.

Special Servicer of the Walpole Shopping Mall loan under the CGCMT 2013-GC15 PSA.

Depositor                                           GS Mortgage Securities Corporation II                                                    Series 2014-GC20                                        None

Special Servicer of the Newcastle Senior Housing Portfolio loan under the CGCMT 2014-GC19 PSA.

Depositor                                           GS Mortgage Securities Corporation II                                                    Series 2014-GC22                                        None

Special Servicer of the Newcastle Senior Housing Portfolio loan under the CGCMT 2014-GC19 PSA.

Depositor                                           GS Mortgage Securities Corporation II                                                    Series 2014-GC24                                        Master Servicer

Depositor                                           GS Mortgage Securities Corporation II                                                    Series 2014-GC26                                        None

Special Servicer of the Fenley Office Portfolio loan under the CGCMT 2014-GC25 PSA.

Depositor                                           GS Mortgage Securities Corporation II                                                    Series 2015-GC30                                        Master and Special Servicer

Master and Special Servicer of the Selig Office Portfolio and the 170 Broadway loans under the CGCMT 2015-GC29 PSA.

Depositor                                           GS Mortgage Securities Corporation II                                                    Series 2015-GC32                                        Master Servicer

Master and Special Servicer of the US Storage Mart Portfolio under the CGBAM 2015-SMRT TSA.

Master and Special Servicer of the Selig Office Portfolio loan under the CGCMT 2015-GC29 PSA.

Master and Special Servicer of the Dallas Market Center loan under the GSMS 2015-GC30 PSA.

Depositor                                           GS Mortgage Securities Corporation II                                                    Series 2015-GS1                                          Master Servicer

Depositor                                           GS Mortgage Securities Corporation II                                                     Series 2016-GS2                                          Master Servicer

Depositor                                           GS Mortgage Securities Corporation II                                                    Series 2016-GS3                                          Master Servicer

Master Servicer of The Falls loan under the MSC 2016-UBS12 PSA.

Master Servicer of the Residence Inn & Spring Hill Suites North Shore, the Panorama Corporate Center, and the Veritas Multifamily Pool 2 loans under the GSMS 2016-GS2 PSA

Depositor                                           GS Mortgage Securities Corporation II                                                    Series 2016-GS4                                          General Special Servicer

Master Servicer of the US Industrial Portfolio, 540 West Madison, Hamilton Place and Embassy Suites Portland Airport loans under the GSMS 2016-GS3 PSA.

Master Servicer of the Residence Inn & Spring Hill Suites North Shore loan under the GSMS 2016-GS2 PSA.

Depositor                                           GS Mortgage Securities Corporation II                                                     Series 2016-350P                                         Servicer

Depositor                                           GS Mortgage Securities Corporation II                                                     Series 2017-485L                                         Servicer

Depositor                                           GS Mortgage Securities Corporation II                                                    Series 2017-GS5                                          Master Servicer

Master Servicer of the 350 Park Avenue loan under the VNDO 2016-350P TSA.

Master Servicer of the US Industrial Portfolio loan under the GSMS 2016-GS3 PSA.

Master Servicer and Special Servicer of the Pentagon Center loan under the GSMS 2017-GS6 PSA.

Special Servicer of the Simon Premium Outlets loan under the GSMS 2016-GS4 PSA.

Depositor                                           GS Mortgage Securities Corporation II                                                     Series 2017-GPTX                                       Servicer and Special Servicer

Depositor	GS Mortgage Securities Corporation II	Series 2017-GS6	Master and Special Servicer

Master Servicer on the US Industrial Portfolio loan under the GSMS 2016-GS3 PSA.

Master Servicer on the Lafayette Centre, GSK R&D Centre, and the Ericsson North American HQ loans under the GSMS 2017-GS5 PSA.

Depositor                                           GS Mortgage Securities Corporation II                                                    Series 2017-GS7                                          None

Master and Special Servicer on the CH2M Global Headquarters and 1999 Avenue of the Stars loans under the GSMS 2017-GS6 PSA.

Master and Special Servicer of the Marriott Grand Cayman loan under the CCUBS 2017-C1 PSA.

Master Servicer on the Lafayette Centre loan under the GSMS 2017-GS5 PSA.

Depositor                                           GS Mortgage Securities Corporation II                                                     Series 2017-GS8                                          Special Servicer

Depositor                                           GS Mortgage Securities Corporation II                                                    Series 2018-STAY                                       Servicer and Special Servicer

Depositor                                           GS Mortgage Securities Corporation II                                                    Series 2018-GS9                                          None

Special Servicer on the Bass Pro & Cabela's Portfolio loan under the GSMS 2017-GS8 PSA.

Depositor                                           GS Mortgage Securities Corporation II                                                    Series 2018-INDP                                        Servicer

Depositor                                           GS Mortgage Securities Corporation II                                                    Series 2019-GC38                                       Special Servicer

Master Servicer on the 145 Clinton and 5444 & 5430 Westheimer loans under the Benchmark 2018-B8 PSA and on the Albertsons Industrial - PA loan under the GSMS 2019-GC39 PSA

Depositor                                           GS Mortgage Securities Corporation II                                                    Series 2019-101C                                        Servicer and Special Servicer

Depositor                                           GS Mortgage Securities Trust 2019-GC39                                               Series 2019-GC39                                       Master Servicer

Master and Special Servicer of the 101 California Street loan under the CALI 2019-101C TSA and the 57 East 11th Street loan under the GSMS 2019-GC40 PSA

Special Servicer on the 365 Bond loan under the GSMS 2019-GC38 PSA.

Depositor                                           Hawaii Hotel Trust 2019-MAUI                                                              Series 2019-MAUI                                       Special Servicer

Depositor                                           GS Mortgage Securities Corporation Trust 2019-SOHO                         Series 2019-SOHO                                      Master & Special Servicer

Depositor                                           GS Mortgage Securities Corporation Trust 2019-GC40                          Series 2019-GC40                                        Master Servicer and Special Servicer

Master and Special Servicer on the 101 California Street loan under the CALI 2019-101C TSA.

Master Servicer on the Western Digital R&D Campus loan and the Green Hills Corporate Center loan under the BMARK 2019-B11 PSA, and the loans under the GSMS 2019-GC39 PSA (Moffett Towers II Building V, 59 Maiden Lane, and Waterford Lakes Town Center)

Depositor                                           GSCG Trust 2019-600C                                                                            Series 2019-600C                                         Master Servicer and Special Servicer

Depositor                                           BHP Trust 2019-BXHP                                                                            Series 2019-BXHP                                        Master & Special Servicer

Depositor                                           GS Mortgage Securities Trust 2019-GC42                                               Series 2019-GC42                                        Master and Special Servicer

Master and Special Servicer on the Diamondback Industrial Portfolio 1 loan under the GSMS 2019-GC40 PSA and the Pharr Town Center loan under the CD 2019-CD8 PSA.

Master Servicer on USAA Office Portfolio, US Industrial Portfolio V, Powered Shell Portfolio - Manassas, Powered Shell Portfolio - Ashburn, Millennium Park Plaza loans, all under the CGCMT 2019-GC41 PSA.

Master and Special Servicer on the Woodlands Mall loan under the BMARK 2019-B12 PSA.

Master Servicer on the Grand Canal Shoppes loan under the MSC 2019-H7 PSA.

Depositor	GS Mortgage Securities Trust 2019-GSA1	Series 2019-GSA1	Master Servicer

Master Servicer on the SoCal Retail Portfolio loan and the Grand Canal Shoppes loan, both under the MSC 2019-H7 PSA and the Millennium Park Plaza loan and the USAA Office Portfolio loan, both under the CGCMT 2019-GC41 PSA.

Master and Special Servicer on the New Jersey Center of Excellence loan and the 19100 Ridgewood loan, both under the GSMS 2019-GC42 PSA.

Depositor                                           GS Mortgage Securities Trust 2020-GC45                                               Series 2020-GC45                                         Master and Special Servicer

Master Servicer on The Shoppes at Blackstone, Cobb Place, PCI Pharma Portfolio, and the Broadcasting Square loans, all under the COMM 2019-GC44 PSA, and the 560 Mission Street loan under the Benchmark 2020-B16 PSA.

Master and Special Servicer on the Harvey Building Products loan under the Benchmark 2019-B14 PSA and the 19100 Ridgewood loan under the GSMS 2019-GC42 PSA.

Depositor                                           GS Mortgage Securities Corporation Trust 2020-UPTN                         Series 2020-UPTN                                       Special Servicer

Depositor                                           GS Mortgage Securities Trust 2020-GC47                                                           Series 2020-GC47                           None

Master Servicer on the PCI Pharma Portfolio loan under the COMM 2019-GC44 PSA and the Midland Atlantic Portfolio loan under the CGCMT 2020-GC46 PSA.

Master and Special Servicer on the 555 10th Avenue loan under the CGCMT 2020-555 TSA.

Depositor                                           Cold Storage Trust 2020-ICE5                                                                  Series 2020-ICE5                                         Master Servicer

Depositor                                           BMARK 2020-B21                                                                                   Series 2020-B21                                           Master and Special Servicer

Master Servicer on the Redmond Town Center loan under the Benchmark 2020-B19 PSA, the White Oak Crossing loan under the CGCMT 2020-CG46 PSA, and the JW Marriott Nashville loan under the Benchmark 2021-B23 PSA.

Master Servicer and Special Servicer on the Kings Plaza loan under the Benchmark 2020-B17 PSA, and the 4 West 58th Street loan and The Hub loan under the Benchmark 2020-B20 PSA.

Depositor                                           GS Mortgage Securities Corporation Trust 2020-TWN3                         Series 2020-TWN3                                      Servicer

Depositor                                           GS Mortgage Securities Trust 2020-GSA2                                              Series 2020-GSA2                                         Master Servicer

Master Servicer on the Grand Canal Shoppes loan under the MSC 2019-H7 PSA, the SoCal & South Miami Medical Office Portfolio loan under the BBCMS 2020-C8 PSA, and the Redmond Town Center loan under the BMARK 2020-B19 PSA.

Master Servicer on the JW Marriott Nashville loan and the Hotel Za Za Houston Museum District loans under the BMARK 2021-B23 PSA, the Cabinetworks Portfolio loan under the BMARK 2021-B25 PSA, and the Elo Midtown Office Portfolio loan under the BMARK 2020-B22 PSA.

Master Servicer on the White Oak Crossing loan under the CGCMT 2020-GC46 PSA and the McCarthy Ranch loan under the MSC 2020-L4 PSA. Master and Special Servicer on the 32-42 Broadway loan under the BMARK 2020-B21 PSA.

Depositor                                           BMARK 2021-B25                                                                                   Series 2021-B25                                           Master Servicer

Master Servicer on the Phillips Point loan and the JW Marriott Nashville loan under the BMARK 2021-B23 PSA

Master Servicer on the 30 Hudson Yards 67 loan, the Galleria Office Towers loan, the U.S. Industrial Portfolio VI loan, Boca Office Portfolio loan, and the 141 Livingston loan under the BMARK 2021-B24 PSA

Depositor	CRSNT 2021-MOON	Series 2021-MOON	Master and Special Servicer
Depositor	VASA 2021-VASA	Series 2021-VASA	Master Servicer
Depositor	RLGH 2021-TROT	Series 2021-TROT	Master and Special Servicer
Depositor	TPGI 2021-DGWD	Series 2021-DGWD	Servicer and Special Servicer
Depositor	SOHO 2021-SOHO	Series 2021-SOHO	Special Servicer
Depositor	GSMS 2021-RNT2	Series 2021-RNT2	Servicer
Depositor	BMARK 2021-B29	Series 2021-B29	Master Servicer

Master and Special Servicer on the College Point loan and the Exchange Right Net Leased Portfolio #48 loan under the BMARK 2021-B28 PSA

Special Servicer on the One SoHo Square loan under the SOHO 2021-SOHO TSA

Owner	GSMS 2021-1HTL	Series 2021-1HTL	Servicer
Depositor	GSMS 2021-GSA3	Series 2021-GSA3	None
Master Servicer on the La Encantada loan under the BENCHMARK 2021-B31 PSA
Depositor	BX 2021-RISE	Series 2021-RISE	Special Servicer
Owner	SHOW 2022-BIZ	Series 2022-BIZ	Servicer
Depositor	BMARK 2022-B33	Series 2022-B33	Master and Special Servicer

Mater Servicer on the One Wilshire, Bedrock Portfolio, Woodmore Towne Centre, The Kirby Collection, JW Marriott Desert Springs, and Glen Forest Office Portfolio loans under the Benchmark 2022-B32 PSA

Master Servicer on the Twin Spans Business Park and Delaware River Industrial Park loan under the BBCMS 2022-C15 PSA and on the Novo Nordisk HQ loan under the Benchmark 2022-B31 PSA

Owner                                                GSMS 2022-SROA                                                                                  Series 2022-SROA                                       Servicer

Depositor                                           GSMS 2022-SHIP                                                                                    Series 2022-SHIP                                          Servicer

Depositor                                           BMARK 2022-B37                                                                                   Series 2022-B37                                          Master Servicer

Master and Special Servicer on the One Campus Martius loan under the Benchmark 2022-B36 PSA

Master Servicer on the Penta Centre Office loan under the BMO 2022-C2 PSA

Master Servicer on the Riverport Tower Loan under the BMARK 2023-B38 PSA

Depositor                                           MIRA 2023-MILE                                                                                    Series 2023-MILE                                        Master Servicer

Depositor                                           BMARK 2023-V3                                                                                     Series 2023-V3                                            Master Servicer

Master Servicer on the Back Bay Office loan under the Benchmark 2023-B39 PSA, the Austin Multifamily Portfolio loan under the Benchmark 2023-V2 PSA, and the Heritage Plaza loan under the Benchmark 2023-V2 PSA.

Master Servicer on the Miracle Mile loan under the MIRA 2023-MILE TSA, the Platinum Tower loan under the Benchmark 2023-B39 PSA, the Green Acres loan under the Benchmark 2023-V2 PSA, and the Harborside 2-3 loan under the Benchmark 2023-V2 PSA.

Primary Servicer on the Queens Crossing loan under the BANK5 2023-5YR2 PSA.

Depositor                                           GSMS 2023-SHIP                                                                                    Series 2023-SHIP                                         Servicer